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NETSTREIT Corp.

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NETSTREIT NETSTREIT CORP. 2021 MCKINNEY AVENUE SUITE 1150 DALLAS, TX 75201 Your Vote Counts! NETSTREIT CORP. 2025 Annual Meeting Vote by May 14, 2025 11 :59 PM ET You invested in NETSTREIT CORP. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to May 01, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and ~I vote without entering a number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* May 15, 2025 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/NTST2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1 a. Mark Manheimer 1 b. Lori Wittman 1 C. Michael Christodolou 1 d. Heidi Everett 1 e. Todd Minnis 1 f. Matthew Troxell 1 g. Robin Zeigler 2. To approve the amendment and restatement of NETSTREIT Corp. 's 2019 Omnibus Incentive Compensation Plan. 3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2025. 4. Approval, on an advisory basis, of the compensation of NETSTREIT Corp. 's named executive officers. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For NOTE: In their discretion, the proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".